UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2012

NEXEO SOLUTIONS HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-179870-02	27-4328676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9303 New Trails Drive, Suite 400
The Woodlands, Texas		77381
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (281) 297-0700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) US 1592982v.4

Item 7.01. Regulation FD Disclosure.

On October 4, 2012, the management of Nexeo Solutions Holdings, LLC (the “Company”) will give a presentation to certain of the Company’s existing and potential lenders under the credit facilities of the Company and its subsidiaries in connection with a proposal to (i) raise incremental term loan financing of $150 million to $200 million and (ii) amend certain provisions of its existing credit agreements. In connection with this presentation, management will provide certain supplemental information regarding the Company, including the following:

•

Pro forma capitalization of the Company as of June 30, 2012 after giving effect to a $200 million incremental term loan, application of term loan proceeds and funding of the acquisition of 60% of the Beijing Plaschem joint venture, as set forth in the table below:

	As of 6/30/12
	Current	As Adjusted for Term Loan	As Adjusted for Plaschem JV Funding	Pro Forma(1)
	($ in millions)
Cash & Cash Equivalents	$60.6	$31.1	—	$91.7
ABL Facility ($540)	160.9	(160.9)	$15.4	15.4
Existing Term Loan	320.9	—	—	320.9
Incremental Term Loan	—	200.0	—	200.0
Capital Leases	0.2	—	—	0.2

Total Secured Debt	$482.0			$536.5

Senior Subordinated Notes	175.0	—	—	175.0
Total Debt	$657.0			$711.5

Total Equity (Contributed)	451.0	—	50.0	501.0
Total Capitalization	$1,108.0			$1,212.5

(1)	JV expected to close in late October or early Nov 2012; TPG has already contributed $50 million of equity.

•

Management estimates that the Beijing Plaschem joint venture would have generated $21.4 million of incremental Adjusted EBITDA for the twelve months ended June 30, 2012, based on the unaudited financial statements of Beijing Plaschem.

•

Volumes sold and average sales prices for the twelve months ended June 30, 2012 for each of the Company’s chemicals, plastics and composites product lines were 2.26 billion pounds and $0.84/lb; 1.41 billion pounds and $1.26/lb and 248 million pounds and $1.38/lb, respectively.

•

On an annualized basis, management estimates the Company will spend approximately $35 million in new commercial investments and invest approximately $10 million in one-time commercial-focused capabilities. Additionally, management estimates the Company spent approximately $27 million on an annual basis on over 90 transition services agreements with Ashland. As of September 30, 2012, the Company has successfully exited 95% of the Ashland transition services agreements.

•	Fourth quarter updates for the Company include:

o	Adjusted EBITDA for the twelve months ended September 30, 2012 is expected to be flat to slightly down from the twelve months ended June 30, 2012;

o	The macroeconomic environment remains uncertain;

o	Plastics pricing has stabilized;

o	Chemicals volume was weaker than anticipated in the first half of the fourth quarter but recovered in last half of the quarter;

o	Year over year gross profit growth offset by significant commercial investments in second half of the 2012 fiscal year

o	Focus on working capital management is expected to yield over $70 million of free cash flow for the twelve months ended September 30, 2012

o	Estimated net debt of $530 million as of September 30, 2012 is down from $604 million at September 30 2011

The information set forth in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts and are often identified in this presentation by use of words including but not limited to “may,” “believe,” “will,” “project,” “expect,” “estimate,” “anticipate,” and “plan.” Although the forward-looking statements contained in this presentation reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause the Company’s actual results, performance prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things: the Company’s ability to achieve projected cost savings as a stand-alone company; consolidation of the Company’s competitors; increased costs of products the Company purchases and its ability to pass on cost increases to the its customers; disruptions to the supply of chemicals, plastics and composites that the Company distributes or in the operations of the Company’s customers; the Company’s significant working capital requirements and the risks associated with maintaining large inventories; any disruptions to the Company’s ERP system; the Company’s ability to meet the demands of the Company’s customers on a timely basis; risks and costs related with operating as a stand-alone company; risks related to the Company’s supplier and customer contracts; risks related to the Company’s substantial indebtedness; changes in state, federal or foreign laws affecting the industries in which we operate; the Company’s ability to comply with any new and existing environmental and other laws and regulations; and general business and economic trends in the United States and other countries, including uncertainty as to changes and trends. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this current report is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1993, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEO SOLUTIONS HOLDINGS, LLC

By:	/s/ Michael B. Farnell, Jr.
Michael B. Farnell, Jr.
Executive Vice President, Chief Legal Officer, Secretary and Assistant Treasurer

Dated: October 4, 2012